First Quarter 2003 Earnings April 30, 2003

Statements contained in this presentation that are forward-looking are based on current expectations that are subject to a number of uncertainties and risks, and actual results may differ materially. Factors that might cause such a difference include, but are not limited to, risks associated with: the reduction in research and development activities by pharmaceutical and biotechnology clients, changes in government regulations, the effects of interest rate and foreign exchange fluctuations, our ability to attract and retain employees, the loss or delay of contracts due to economic uncertainty or other factors, our ability to efficiently manage backlog, our ability to expand our business through strategic acquisitions, competition within the industry and the potential adverse impact of health care reform. Further information about these risks and uncertainties can be found in the information included in the company's recent filings with the Securities and Exchange Commission, including the company's Registration Statement on Form S-1 and Form 10-K filed on February 18, 2003. Safe Harbour Disclaimer

Financial Overview Paul Cowan, CFO Operational Overview Walter Nimmo, President & CEO

Q1, 2003 Financial Highlights Net service revenue up 8.5% to $57.7 million ($53.2 million in Q1, 2002) Income from operations $8.6 million ($5.2 million in Q1, 2002) Pro forma income from operations $9.2 million ($9.8 million in Q1, 2002) Significant rebound in activity levels at our Montreal-based pre-clinical operations Clinical revenues grew 14.3% year-on-year. Operating margin increased to 10.6% in Q1, 2003, from 4.1% in Q1, 2002 Diluted EPS of $0.20, compared to a loss per share of $0.02 in 2002 Pro forma diluted EPS of $0.22, a 22% increase over Q1, 2002 Cash flow from operations $4.8 million, before capex of $4.3 million New business signings $76.6 million in Q1, 2003 Confirmed backlog - $222 million at March 31, 2003

Clinical Pre-clinical 0.41 0.59 Net Service Revenue - Q1, 2003 By Segment Pre-clinical 59% Clinical 41% Pharma Biotech Other 0.54 0.34 0.12 By Client Type Pharma 54% Biotech 34% Other 12% ROW Europe Japan USA 0.03 0.27 0.07 0.630000000130967 By Origin of Client Japan 7% ROW 3% Europe 27% USA 63%

Major Pharma Major Pharma Major Pharma Biotech Major Pharma Biotech Biotech Major Pharma Biotech Biotech Major Pharma Major Pharma Biotech Biotech Biotech Major Pharma Biotech Biotech Pharma Pharma % of Net Service Revenue 0.088 0.042 0.038 0.035 0.029 0.027 0.022 0.017 0.016 0.015 0.014 0.013 0.011 0.01 0.01 0.01 0.009 0.009 0.009 0.009 Revenue by Client - Q1, 2003 Top client - 8.8% Top 5 clients - 23.3% Top 20 clients - 34.7% Percentage of Net Service Revenue

Moving Annual Total of Signed Contracts Moving Annual Total of Signed Contracts - cumulative previous twelve months new signed contracts, net of cancellations Dec 01 Mar 02 Jun 02 Sep 02 Dec 02 Mar 03 East 242.9 265.1 266.3 262.1 271.2 274.4

Confirmed Backlog Jun 01 Sep 01 Dec 01 Mar 02 Jun 02 Sep 02 Dec 02 Mar 03 East 148.5 165 171.8 193.2 202 206.1 209.8 222

Market Characteristics - Our Approach IRGI Approach Key Market Drivers Drug Industry Trends: Huge demand for new therapeutics Impact of new technologies - genomics Growth of "biotech" and biotech products Increased "pharma" competition Impact on Research & Development: Increasingly demanding regulation Escalating R&D expenditures Need for improved R&D productivity Industry Response: Increasing and more focussed R&D Greater trend to outsourcing Need for global drug development Strategic: Continue focus in earlier development stages - Pre-clinical, Phase I through early Phase III Differentiate through a higher value-added service offering Maintain global reach Concentrate on areas with the highest barriers to entry - toxicology, lab sciences Maintain diverse, high quality client base Provide solutions, not just science Service Offering: Focus on quality and responsiveness Maintain broad based service offering Address both pharma and biotech Continue emphasis on speciality services Leverage Pre-clinical/Clinical cross selling opportunity

2005 2004 2003 Stage 1 - Montreal Toxicology and Lab Sciences Stage 1 - Edinburgh Toxicology Stage 2 - Edinburgh Lab Sciences Stage 2 - Montreal Toxicology & Lab Sciences Stage 1 - Clinical Europe Phase I Stage 1 - Clinical Americas Phase I Key Elements for Organic Growth

Operational Overview Walter Nimmo, President & CEO Financial Overview Paul Cowan, Chief Financial Officer

GAAP/Pro Forma Operating Income - Q1, 2003 (Dollars in thousands) Q1, 2003 Q1, 2002 Income from operations - reported 8,571 5,232 Compensation expense on amendment and exercise of share options - 4,545 Expenses of withdrawn share offering 658 - Pro forma income from operations 9,229 9,777

Q1, 2003 Financial Results by Segment 2002 10.382 0.77 5.232 9.777 2003 8.782 2.263 8.571 9.229 2002 34.479 18.684 53.153 2003 36.329 21.355 57.684 Net Service Revenue ($ millions) Income from Operations ($ millions) +5% +14% +9% -6% +194% -15% 2002 Total Reported Total Pro Forma +64% Clinical Pre- clinical Pre- clinical Clinical Total Reported

Segment Profitability - Q1, 2003 (Dollars in thousands) Pre-clinical Pre-clinical Pre-clinical Clinical Clinical Clinical (Dollars in thousands) Q1, 03 Q1, 02 Q1, 03 Q1, 02 Net service revenue 36,329 34,479 +5% 21,355 18,684 +14% Income from operations 8,782 10,382 -15% 2,263 770 +194% Operating margin 24.2% 30.1% 10.6% 4.1%

Pro Forma EPS - Q1, 2003 (Dollars in thousands) Q1, 2003 Q1, 2002 Net income (loss) - reported 7,377 (414) Compensation expense on amendment and exercise of share options - 4,545 Expenses of withdrawn share offering 658 - Pro forma net income 8,035 4,131 Diluted shares in issue - reported 37,366,463 23,485,654 Diluted shares in issue - pro forma 37,366,463 23,485,654 Diluted EPS - reported $0.20 ($0.02) Pro forma diluted EPS $0.22 $0.18

Key Factors Influencing Q1, 2003 Results Volatility in short-term business flows in Montreal-based pre-clinical operations - strong rebound experienced in March/April Reduced levels of pass-through costs in European pre-clinical operation deflate revenue, but not profitability Continued recovery in clinical business - in terms of growth and profitability Transaction exchange losses recorded totaling $1.5 million - now hedged Social security costs on employee share option exercises booked in Q1 totaling $0.2 million Negative mark-to-market adjustment on interest rate swaps of $0.2 million Share offering costs of $0.7 million expensed in quarter Positive impact of Canadian and UK tax credits, reduced Canadian corporate tax rates and newly available UK tax deductions for share option expenses

Review of Cash Flows - Q1, 2003 Net cash provided by operations: $4.8 million Capital expenditure: $4.3 million Net DSO at March 31, 2003: 31 (30 at December 31, 2002) Cash and equivalents at March 31, 2003 : $16.1 million Gross financial debt at March 31, 2003 : $62.5 million

Outlook and Strategy Continued strength in new business signings across all operations Rebound in Montreal-based pre-clinical operations experienced in March and April European pre-clinical operations experiencing continued strong demand for both toxicology and laboratory sciences services Clinical businesses continuing strong performance of 2002 2003 EPS forecast to total between $1.07 and $1.09, on revenue growth of 11% to 14% Continue to service our clients with quality, high value-added services Pre-clinical expansion on track, Stage 1 Montreal expansion pre-sold - leveraging our world leading capability Diverse revenue and client base, positions IRGI well for the future